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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 ENDOCARE, INC.
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                (Name of Registrant as Specified In Its Charter)

                      THE COMMITTEE TO REVITALIZE ENDOCARE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        Not applicable
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     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A
CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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The Committee to Revitalize Endocare has issued the following press release:

                                     * * * *

                                                          CONTACTS:

                                                            LARRY DENNEDY
                                                             - OR -
                                                            CHARLIE KOONS
                                                            MACKENZIE PARTNERS
                                                             212-929-5500


THE COMMITTEE TO REVITALIZE ENDOCARE COMMENTS ON ENDOCARE'S FAILURE TO RELEASE AUDITED FINANCIAL STATEMENTS.


JUNE 26, 2003

ARCADIA, CA, JUNE 26, 2003 - The Committee to Revitalize Endocare today commented on Endocare's [OTC:ENDO.PK] announcement that it will further delay the release of current financial statements and that it now intends to re-audit 2000 financial statements.

With only five days remaining in June, Endocare announced another delay in the release of its financial information, failing to fulfill its promise to stockholders to release financial statements by June. On April 2, 2003, Endocare's directors and officers had promised to release re-audited 2001 financial statements and to cure its failure to file most of its 2002 financial statements no later than June. In its June 25, 2003 press release, Endocare stated that it has not yet completed the re-audit of 2001, the audit of 2002, and that it will now re-audit 2000 financial statements.

In addition, in its June 25, 2003 press release, Endocare did not indicate when its historical or current financial statements would be released, when it will release its annual and quarterly reports, if the audit of 2000 numbers was requested by its auditor, and whether restatements of the previously reported financial statements should be expected. Endocare has also not indicated when it will begin to file financial statements for 2003.

Endocare first delayed releasing financial statements on October 30, 2002 indicating only that the Company was reviewing Q3 2002 results. On December 12, 2002, Endocare announced that KPMG had withdrawn its audit report for 2001 financials and had informed the company's Audit Committee that in its view financial statements for Q1 and Q2 2002 should not be relied upon. Later, on March 14, 2003, Endocare announced that it had fired KPMG. Endocare has not filed financial statements since its Q2 2002 financials were filed on August 14, 2002.

Given Endocare's announcement that it will be re-auditing 2000 and 2001 financial statements, the most current reliable financial statements for the company appear to be from 1999.



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Endocare is also being investigated by the Securities and Exchange Commission and the Department of Justice and is being sued by its stockholders in a securities law class action lawsuit. Endocare has also lost its listing on the NASDAQ national market.

Dr. Douglas Chinn, a nominee for director and Chief Medical Officer for the Committee to Revitalize Endocare, said: "Endocare's Board and officers have been reviewing and re-auditing the financial statements for eight months with the promise of completion in June. Now, we find out that not only will they not make their June deadline, but they will also expand their review to the 2000 financial statements. We question why they either did not know or did not disclose the re-audit of 2000 earlier in the process."

David Eller, a nominee for director and Chief Executive Officer for the Committee to Revitalize Endocare, stated "Endocare's most recent announcement demonstrates the need for a change in the leadership of Endocare. Given the continued delays, we believe that Endocare's directors and officers should have told the stockholders and the markets the facts which led Endocare to re-audit its 2000 financial statements. The Board's and officers' continuing failure to release current information about Endocare will cause us to intensify our efforts to bring new leadership to Endocare."

The Committee to Revitalize Endocare was formed to bring leadership change to Endocare to improve management of Endocare and to enhance stockholder value. Information concerning the members of the Committee to Revitalize Endocare, who are participants in the solicitation of proxies for the election of the Committee's nominees to the Endocare Board of Directors, can be found in Amendment No. 1 to the Committee's Preliminary Proxy Statement on Schedule 14A filed by the Committee with the Securities and Exchange Commission (the "SEC") on June 17, 2003.

STOCKHOLDERS OF ENDOCARE ARE ADVISED TO READ THE COMMITTEE'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMMITTEE'S SOLICITATION OF PROXIES FROM ENDOCARE STOCKHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Stockholders of Endocare and other interested parties may obtain, free of charge, copies of Amendment No. 1 to the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and any other documents filed by the Committee with the SEC, at the SEC's Internet website at www.sec.gov. Amendment No. 1 to the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting MacKenzie Partners at (800) 322-2885.

----------------------------

Source: The Committee to Revitalize Endocare





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